                                                                   EXHIBIT 10.24

No.   3                                                Right to Purchase  5,489
    -----                                                                -------
October 17, 1994                                          Shares of Common Stock
- ----------------
Void After October 17, 1999
           ----------------


                             STORM SOFTWARE, INC.

                         COMMON STOCK PURCHASE WARRANT


Storm Software, Inc. (the "Company"), a California corporation, hereby certifies that, for good and valuable consideration, Griggs Anderson Research (the
                                           ------------------------
"Warrant Holder") is entitled, subject to the terms set forth below, to purchase from the Company at any time on or after the date set forth in Section 3 below, and before 5:00 p.m., California time, October 17, 1999 (the "Exercise Period"),
                                       ----------------
up to the number of fully-paid and non-assessable shares of Common Stock of the Company set forth in Section 1 below for the price per share set forth in
Section 2 below, subject to adjustment as herein provided. To the extent this Warrant has not previously been exercised or cancelled, the right to acquire shares of Common Stock hereunder shall terminate immediately upon the consummation of (i) an offering of the Company's Common Stock registered under the Securities Act of 1933, as amended, or (ii) any merger or acquisition in which the Company is not the surviving entity or sale of all or substantially all of the Company's assets.

THE SECURITY EVIDENCED BY THIS WARRANT AND THE SECURITIES TO BE PURCHASED UNDER THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

1.      Number of Shares.  Subject to adjustment as provided in Section 6 below,
        ----------------
this Warrant shall be exercisable five thousand four hundred eight nine (5,489)
                                  ------------------------------------- -------
shares of Common Stock of the Company (the "Shares").


2.      Exercise Price.  This Warrant shall be exercisable at a price (the
        --------------
"Exercise Price") equal to ten cents ($0.10) per Share.
                           ---------  -----

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

3.      Exercise or Conversion of Warrant.
        ---------------------------------

        3.1     Exercise.  This Warrant may be exercised in full or in part by
                --------
the Warrant Holder by executing and delivering to the Company the written notice of exercise in the form attached hereto as Exhibit A at the Company's principal office accompanied by this Warrant and paying the purchase price to the Company, in cash or by wire transfer or certified check payable to the order of the Company in the amount obtained by multiplying the number of Shares designated in the notice of exercise by the Exercise Price as then in effect.

        3.2     Conversion.  In lieu of exercising this Warrant or any portion
                ----------
hereof, the Warrant Holder shall have the right to convert this Warrant or any portion hereof during the Exercise Period into shares of Common Stock by executing and delivering to the Company at its principal office the written notice of conversion in the form attached hereto as Exhibit A, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of Shares to be issued upon such conversion shall be computed using the following formula:

                               X = (P)(Y)(A-B)/A

where   X       =       the number of shares to be issued to the Warrant Holder
                        for the portion of the Warrant being converted,

        P       =       the portion of the Warrant being converted,

        Y       =       the total number of Shares issuable upon exercise of the
                        Warrant in full,

        A       =       the fair market value of one Share, as determined in
                        good faith by the Company's Board of Directors upon a review of relevant factors, and

        B       =       the Exercise Price on the Conversion Date.

Any portion of this Warrant that is converted shall be immediately cancelled.

4.      Delivery of Stock Certificates, Etc.  As soon as practicable after the
        -----------------------------------
exercise or conversion of this Warrant (in full or in part) in accordance with
Section 1 above, the Company at its expense will cause to be issued in the name of and delivered to the Warrant Holder (1) a certificate or certificates for the number of fully paid and nonassessable Shares to which the Warrant Holder shall be entitled upon such exercise or conversion and (2) a new Warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of the Warrant not exercised or converted by the Warrant Holder. The Warrant Holder shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered together with a notice of exercise or conversion and, in the case of exercise, payment of the Exercise Price was made,

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

irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

       5.     Covenants as to Common Stock. The Company covenants and agrees
              ----------------------------
that all the Shares will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

6.     Adjustments.
       -----------

       6.1    Stock Splits, Stock Dividends and Combinations. In case the
              ----------------------------------------------
Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Exercise Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Shares shall be proportionately increased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

       6.2    Conversion; Reorganizations; Reclassifications. In case of any
              ----------------------------------------------
capital reorganization or any reclassification of the capital stock of the Company, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of the Warrant would have been entitled upon such conversion, reorganization or reclassification; and, in any such case, appropriate adjustment as determined by the Board of Directors of the Company shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Warrant Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Exercise Price and the number of Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exchange of the Warrant.

       6.3    Notice of Adjustment. In the event the Company shall propose to
              --------------------
take any action of the types described in subsections 6.1 or 6.2 of this Section 6, the Company shall give notice to the Warrant Holder in the manner set forth in subsection 12.3, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise hereof. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least twenty (20) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     6.4  Taxes.  The Company shall pay all documentary, stamp or other
          -----
transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon the exercise hereof.

     6.5  No Fractional Shares.  Each adjustment in the number of shares of
          --------------------
Common Stock purchasable hereunder shall be calculated, to the nearest whole share with fractional shares disregarded.

7.   No Shareholder Rights.  Except as provided herein, this Warrant shall not
     ---------------------
entitle the Warrant Holder to any voting rights or other rights as a shareholder of the Company.

8.   Exchange of Warrant.  This Warrant is exchangeable, upon the surrender
     -------------------
hereof by the Warrant Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Shares as shall be designated by the Warrant Holder at the time of such surrender.

9.   Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost,
     --------------------------------------------
stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

10.  Compliance with Act; Transferability and Negotiability of Warrant;
     -----------------------------------------------------------------
          Disposition of Shares.
          ---------------------

     10.1  Compliance with Act.  The Warrant Holder, by acceptance hereof,
           -------------------
agrees that this Warrant and the Shares to be issued upon the exercise hereof are being acquired solely for its own account (or trust account if the Holder is a trust) and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon the exercise hereof except under circumstances which will not result in a violation of the Act.
Upon the exercise of
this Warrant, the Holder shall confirm in writing, in a form satisfactory to the Company, that the Shares so issued are being acquired solely for its own account (or a trust account if the Holder is a trust) and not as a nominee for any other party and not with a view toward resale or distribution thereof. The Shares to be issued upon the exercise hereof (unless registered under the Act) shall be imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     In addition, this Warrant and the Shares to be issued upon the exercise hereof shall bear any legends required by the securities laws of any applicable states.

      10.2  Transferability and Negotiability of Warrant. This Warrant may not
            ---------------------------------------------
be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions satisfactory to the Company, if requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Act, title to this Warrant may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. The Company shall act promptly to record transfers of this Warrant on its books, but the Company may treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

      10.3  Disposition of Shares. With respect to any offer, sale, transfer or
            ---------------------
other disposition of any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, the Warrant Holder and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of legal counsel for such holder, reasonably satisfactory to the Company and its legal counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act or any other Federal or state securities laws) of such Shares and indicating whether or not under the Act, certificates for such Shares to be sold or otherwise disposed of require any restrictive legend as to the applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection
(c) that the opinion of legal counsel for the holder is not reasonably satisfactory to the Company and its legal counsel, the Company shall so notify the holder promptly after such determination has been made.

11.  Miscellaneous.
     -------------

        11.1  Waivers and Amendments.  This Warrant or any provision hereof may
              ----------------------
be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        11.2  Governing Law.  This Warrant shall be governed in all respects by
              -------------
the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        11.3  Notices.  All notices or other communications required or
              -------
permitted hereunder shall be in writing and shall be made by personal delivery or be mailed by United States mail, first class postage prepaid, or by registered or certified mail with return receipt requested, addressed as follows:

              If to the Warrant Holder:

                      To the address last furnished
                      in writing to the Company by
                      the Warrant Holder.

              If to the Company:

                      Storm Software, Inc.
                      1861 Landings Drive
                      Mountain View, California 94043

        Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days' advance written notice as aforesaid to the other parties.

      11.4  Headings. The headings in this Warrant are for convenience of
            --------
reference only and shall not limit or otherwise affect the terms hereof.


                                           STORM SOFTWARE, INC.

                                           By [SIGNATURE APPEARS HERE]
                                             -------------------------------


                                           Title  Vice President, Finance
                                                ----------------------------
                                                  & Administration


                                           WARRANT HOLDER:

                                           [SIGNATURE APPEARS HERE]
                                           ---------------------------------
                                           Griggs-Anderson Research
                                            10/24/94

                                   EXHIBIT A
                                   ---------

                       NOTICE OF EXERCISE OR CONVERSION
                       --------------------------------

                                                                  Date:_________

Storm Software, Inc.
1861 Landings Drive
Mountain View, California 94043

Dear Vice President, Finance:

    The undersigned hereby elects to exercise or convert the enclosed Warrant issued to it by Storm Software, Inc. (the "Company") and dated ________, 19___.

    The undersigned elects to:

    /_/ Exercise the Warrant and to purchase thereunder ________ shares of the Common Stock of the Company (the "Shares") at an exercise price of _______ per Share or an aggregate purchase price of _______ Dollars ($_______), (the "Purchase Price"). Pursuant to the terms of the Agreement, the undersigned has delivered the Purchase Price herewith in full.

    /_/ Convert ____% of the value of the Warrant at the current Exercise Price (as defined in the Warrant) of $______ per Share.

    The undersigned hereby represents and warrants that all of the representations and warranties of the undersigned set forth in Section 10 of the Warrant are true and correct as of the date hereof.

                                                   Very truly yours,


                                                   By
                                                     -------------------------


Receipt Acknowledged:

Storm Software, Inc.


By
  -----------------------------
Date
    ----------------


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